UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2015

Date of Report (Date of earliest event reported)

Vapor Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-51159	98-0427526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 SW 47TH AVENUE Suite 415 Davie, Florida	33314
(Address of principal executive offices)	(Zip Code)

(954) 792-8450

Registrant’s telephone number, including area code

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 4, 2015 (the "Form 8-K"), is solely to state that the letter requested from D. Brooks and Associates referenced in the Form 8-K has been received by the Company and has been added to the Current Report and as an Exhibit.

No other changes have been made to this Form 8-K. This Amendment No. 1 to the Form 8-K continues to speak as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the original Form 8-K.

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 - CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) As reported on Form 8-K filed with the SEC on May 20, 2015, on May 4, 2015, Terry Johnson, CPA (“Johnson”) resigned as the independent registered public accounting firm of Vapor Group Inc., a Florida corporation (the "Company" or the “Registrant”). The resignation was accepted by the Board of Directors of the Company (the “Board”). In the letter, Johnson gave no reason for his resignation.

Other than an explanatory paragraph included in Johnson’s audit report for the Company's fiscal year ended December 31, 2014, 2013 and 2012 relating to the uncertainty of the Company's ability to continue as a “going concern”, the audit report of Johnson on the Company's financial statements for the last three fiscal years ended December 31, 2014, 2013 and 2012, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

As reported on Form 8-K filed with the SEC on May 20, 2015, during the Company's 2014, 2013 and 2012 fiscal years and through May 4, 2015, (1) there were no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Also as reported on Form 8-K on May 20, 2015, the Company had provided Johnson with a copy of the foregoing statements and requested that Johnson provide it with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the preceding statements. On May 15, 2015, the Registrant received said letter from Johnson, which was filed as an Exhibit to the report filed with the SEC on Form 8-K on May 20, 2015.

(b) As a result of Johnson’s resignation and as reported on Form 8-K on May 20, 2015, on May 5, 2015, the Company engaged D. Brooks and Associates, CPAs, P.A., (“D. Brooks and Associates”) as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014 through May 5, 2015 neither the Company nor anyone acting on its behalf consulted with D. Brooks and Associates regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by D. Brooks and Associates on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Johnson or a reportable event with respect to Johnson.

(c) On June 3, 2015, the Registrant issued a letter to D. Brooks and Associates (the “Letter”) terminating as of that date their services as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. In a Letter, the Company stated that the reason for the termination was the Company’s conclusion that the audit being conducted by D. Brooks and Associates would not fulfill the Company’s goal of achieving an Amended Filing of the Annual Report (as reported on Form 8-K on May 20, 2015) within a timeframe acceptable to the Company. As a result, the Company would seek to engage another accounting firm to prepare the amended and newly audited Financial Statements for the period ending December 31, 2014, within a timeframe acceptable to the Company.

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In the Letter, the Company stated that it believed that (1) there were no disagreements with D. Brooks and Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D. Brooks and Associates, would have caused D. Brooks and Associates to make reference to the subject matter of the disagreements in connection with any forthcoming report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

In connection with the Letter, the Company requested that D. Brooks and Associates provide it with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the foregoing statements in its letter. On June 5, 2015, we received said letter from D. Brooks and Associates, which is filed as an Exhibit to this Current Report on Form 8-K.

(d) As a result of the termination of David Brooks and Associates, on June 3, 2015 the Company engaged Anton & Chia, LLP, a PCAOB and CPAB registered firm (“Anton & Chia”) as the Company's independent accountant to audit the Company’s financial statements for the 2014 Annual Report and to perform reviews of the Company’s 2015 interim financial statements. During the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014 through June 2, 2015 neither the Company nor anyone acting on its behalf consulted with Anton & Chia regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Anton & Chia on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with D. Brooks and Associates or a reportable event with respect to D. Brooks and Associates.

SECTION 8 – OTHER EVENTS

None.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits:

Ex. No.	Date	Document

4.01	June 5, 2015	Vapor Group Auditor SEC Letter (D. Brooks and Associates)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapor Group, Inc.

Date: June 12, 2015	By:	/s/ Dror Svorai
	Name:	Dror Svorai
	Title:	Chief Executive Officer

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